AMERITECH CORPORATE RESOURCE

                 SUPPLEMENTAL PENSION TRUST



    (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 1, 1996)



                      TABLE OF CONTENTS
SECTION 1. ESTABLISHMENT, NAME AND ADMINISTRATION          4
1.1 NAME                                                   4
1.2 DEFINITIONS                                            4
1.3 PLAN                                                   4
1.4 PLAN AND TRUST ADMINISTRATION                          4
SECTION 2.  MANAGEMENT AND CONTROL AND TRUST FUND ASSETS   5
21. THE TRUST FUND                                         5
2.2 TRUST CONTRIBUTIONS                                    5
2.3 INVESTMENT GUIDELINES AND INVESTMENT FUNDS             5
2.4 EXERCISE OF TRUSTEE'S DUTIES                           5
2.5 GENERAL POWERS                                         6
2.6 ADMINISTRATIVE POWERS                                 15
2.7 PROXIES                                               16
SECTION 3.  APPOINTMENT OF INVESTMENT MANAGERS            16
3.1 INVESTMENT MANAGERS                                   16
3.2 INVESTMENT MANAGER ACCOUNT CASH                       17
3.3 DIRECTIONS                                            17
3.4 NOTICE                                                18
SECTION 4.  ESTABLISHMENT OF COMPANY INVESTMENT ACCOUNT   19
SECTION 4. ESTABLISHMENT OF COMPANY INVESTMENT ACCOUNT    19
4.1 COMPANY INVESTMENT ACCOUNTS                           19
SECTION 5.  ACCOUNTING AND DISTRIBUTION OF TRUST ASSETS   20
2.8 COMMON FUND                                           20
5.3 TRUSTEE RECORDS AND ACCOUNTS                          21
5.4 BENEFIT PAYMENTS                                      22
5.5 CHANGE IN CONTROL                                     23
SECTION 6.  TRUSTEE COMPENSATION AND EXPENSES             25
6.1 COMPENSATION AND EXPENSES                             25
SECTION 7.  INDEMNIFICATION OF TRUSTEE                    27
7.1 INDEMNIFICATION OF TRUSTEE                            27
3SECTION 8.  TRUST FUND ASSETS                            28
8.1 REVERSION TO COMPANY                                  28
8.2 CLAIMS OF CREDITORS                                   29
8.3 CLAIMS OF PARTICIPANTS                                30
SECTION 9.  ADOPTION BY SUBSIDIARIES                      31
SECTION 10.  TAX MATTERS                                  31
10.1 NATURE OF TRUST                                      31
10.2 FEDERAL AND STATE REPORTING REQUIREMENTS             32
10.3 TAX MATTERS                                          32
SECTION 11.  CHANGE OF TRUSTEE                            32
11.1 RESIGNATION                                          32
11.2 REMOVAL OF TRUSTEE                                   33
11.3 DUTIES OF RESIGNING OR REMOVED TRUSTEE AND SUCCESSOR
TRUSTEE                                                   33
SECTION 12.  AMENDMENT, REVOCATION AND TERMINATION        36
12.1 AMENDMENT AND REVOCATION                             36
12.2 TREATMENT                                            36
SECTION 13.  MISCELLANEOUS                                37
13.1 DISAGREEMENT AS TO ACTS                              37
13.2 PERSONS DEALING WITH TRUSTEE                         37
13.3 EVIDENCE                                             37
13.4 WAIVER OF NOTICE                                     37
13.5 COUNTERPARTS                                         37
13.6 GOVERNING LAWS                                       37
13.7 SUCCESSORS, ETC.                                     38
13.8 SERVICE OF LEGAL PROCESS                             38
13.9 SEVERABILITY                                         38
13.10 GENDER AND NUMBERS                                  39
13.11 HEADINGS                                            39
13.12 ACTION BY COMPANY AND SUBSIDIARIES                  39
13.13 NONALIENATION OF BENEFITS                           39



                AMERITECH CORPORATE RESOURCE
                 SUPPLEMENTAL PENSION TRUST
    As Amended and Restated Effective as of May  1, 1996



THIS TRUST AGREEMENT, made this 29th day of April,1996, by

Ameritech Corporation, a Delaware corporation (the

"Company") on behalf of itself and such of its subsidiaries

and affiliates which have employees and former  employees

who may receive benefits from the Trust (the

"Subsidiaries"), and State Street Bank and Trust Company, a

trust company organized under the laws of the Commonwealth

of Massachusetts, as trustee (the "Trustee"),



                      WITNESSETH THAT:



     WHEREAS, the Company maintains the Ameritech Corporate

Resource Supplemental Pension Plan (formerly known as the

Ameritech Senior Management Retirement and Survivor

Protection Plan) (the "Plan") to provide retirement and

survivor benefits to or on account of certain current and

former employees of the Company and the Subsidiaries; and



     WHEREAS, effective since December 30, 1988, the Company

and the Subsidiaries have maintained a grantor trust (as

described in section 671 of the Internal Revenue Code of

1986, as amended (the "Code")) formerly known as the

Ameritech Senior Management Retirement and Survivor

Protection Trust and renamed the Ameritech Corporate

Resource Supplemented Pension Trust effective as of December

1, 1995, to provide for the payment of certain benefits

under the Plan; and



     WHEREAS, the Company and the Subsidiaries now wish to

amend and restate this Trust in its entirety effective as of

May  1, 1996;  and



     NOW, THEREFORE, in consideration of the provisions and

mutual convenants in this Trust, is it agreed by and between the Company on behalf of itself and the Subsidiaries and the

Trustee as follows:



Section 1. Establishment, Name and Administration

     1.1  Name.  The Company and the Trustee hereby

amend and restate in its entirety the Ameritech Corporate

Resource Supplemental Pension Trust (the or this "Trust")

effective as of May 1, 1996.



     1.2  Definitions.  Unless the context clearly requires

otherwise, any word, term or phrase used in the Trust shall

have the same meaning as is assigned to it under the terms

of the Plan.



     1.3  Plan.  The Trust has been established,

subject to the provisions of Section 8, to provide benefits

to the Participants under the terms of the Plan.  The

Company shall deliver to the Trustee a certified or executed copy of the Plan and of any amendments thereto for

convenience of reference, but the rights, powers and duties

of the Trustee shall be governed solely by the terms of this

Trust.  A payment under the Trust to a Participant shall,

for purposes of the Plan, be deemed a payment under the Plan by the Company or the Subsidiary responsible for such

payment under the Plan .



     1.4  Plan and Trust Administration.  The

authority to control and manage the operation of the Plan,

as applied to the Company or any Subsidiary, is vested in

the Benefit Plan Committee which administers the Ameritech

Management Pension Plan; however, all directions to the

Trustee with respect to investments under this Trust shall

be made by the Company's Director-Compensation and Benefits

or his duly authorized delegates, and all notices from the

Trustee shall be made to such Director or his delegate.  All directions to the Trustee with respect to the payment of

benefits or expenses from the Trust shall be made by the

Company's Director-Compensation and Benefits or by the

Company's Manager-Senior Management Benefit Planning and

Compensation Administration (or their duly authorized

delegate).  The Company will provide to the Trustee specimen signatures of the persons who are, from time to time,

authorized to direct the Trustee.



Section 2.  Management and Control of Trust Fund Assets

     2.1  The Trust Fund.  The term "Trust Fund" means all

property of any kind held by the Trustee from time to time

pursuant to this Trust.



     2.2.  Trust Contributions.   The Company and the

Subsidiaries may, from time to time, contribute amounts to

the Trustee to be held, invested and distributed in

accordance with the provisions of this Trust.



     2.3  Investment Guidelines and Investment Funds.

The Ameritech Director - Compensation and Benefits or his

duly authorized delegate shall have the power to direct the

Trustee with respect to the investment, retention,

disposition and reinvestment of the assets of the Trust Fund by writing filed with the Trustee.



     2.4  Exercise of Trustee's Duties.  Subject to the

provisions of Section 8, the Trustee shall discharge its

duties hereunder solely in the interest of the Participants

and other persons entitled to benefits under the Plan, and:



     (a) for the exclusive purpose of:

        (i) providing benefits to or on account of the

            Participants and other persons entitled thereto

            under the Plan; and

       (ii) defraying the reasonable expenses of

            administering the Trust; and



    (b) with the care, skill, prudence and diligence under

        the circumstances then prevailing that a prudent

        man acting in a like capacity and familiar with

        such matters would use in the conduct of an

        enterprise of a like character and with like aims.



     2.5  General Powers.  Subject to subsection 2.4

and Sections 3 and 4, with respect to the Trust Fund, the

Trustee shall have the following powers, rights and duties

in addition to those provided elsewhere in this Trust or by

law:

    (a) to receive and hold all contributions paid to it by

        the Company or any Subsidiary; provided, however,

        that the Trustee shall have no duty to require any

        contributions to be made, or to determine that any

        of the contributions received comply with the

        conditions and limitations of the Plan.



    (b) to apply for, pay premiums on and maintain in force

        on the lives of Participants individual or group

        ordinary, term or universal life insurance policies

        for the benefit of the Participants on whose lives

        the policies are issued; to acquire such a policy

        from the Company or a Subsidiary or from the

        Participant on whose life the policy is issued, but

        only if the Trustee pays, transfers or otherwise

        exchanges for the policy no more than the cash

        surrender value of the policy and the policy is not

        subject to a mortgage or similar lien which the

        Trustee would be required to assume; to dispose of

        any such policy including a disposition to the

        Company or a Subsidiary or Participant, provided

        that, upon such disposition, the Trustee receives

        an amount which is not less than the cash surrender

        value of the policy; and to have with respect to

        such policies all of the rights, powers, options,

        privileges and benefits usually comprised in the

        term "incidents of ownership" and normally vested

        in an insured or owner of such policies.



    (c) To invest the Trust Fund in bonds, notes,

        debentures, certificates or other governmental,

        corporate, partnership, trust or personal

        obligations or evidences of indebtedness,

        mortgages, equipment trust certificates,

        certificates of deposit, money market securities,

        investment trust certificates, forward contracts,

        options, index options, warrants, rights, shares in

        mutual funds, commodities, derivative securities or

        instruments,  futures contracts, preferred or

        common stocks (including securities of the

        Company), insurance and annuity contracts,

        investment contracts or other investment

        arrangements with insurance companies, banks or

        other financial institutions, common, group or

        collective trust funds, partnerships, shares of

        limited liability companies or in such other

        property, real or personal or any interest therein.



    (d) To purchase, retain, manage, sell, contract to

        purchase or sell, grant options to purchase or

        sell, convert, redeem, convey, exchange, transfer,

        abandon, improve, repair, insure, lease for any

        term even though commencing in the future or

        extending beyond the term of the Trust, and

        otherwise deal with all property, real or personal,

        (including selling short securities, futures,

        derivatives or other similar investments) on such

        terms and conditions as appropriate, and no person

        dealing with the Trustee shall be required to see

        to the application of any money or property

        delivered to the Trustee or to inquire into the

        validity or propriety of any transaction with the

        Trustee; and to acquire, hold or dispose of

        property, real or personal, in any form or manner

        including, without limitation, directly or

        indirectly through general or limited partnerships,

        corporations, trusts, participating or convertible

        mortgages or any other form.



    (e) Subject to the provisions of subsection 2.7, to

        have and exercise, with respect to the Trust Fund,

        all of the rights of an individual owner, including

        but not limited to the power to give proxies, to

        participate or oppose participation in voting

        trusts, mergers, consolidations, foreclosures,

        reorganizations or liquidations, to tender

        securities pursuant to tender offers, to exercise,

        buy or sell any stock subscription or conversion

        rights or privileges available in connection with

        any securities or other property and to deposit any

        property with any protective, reorganization or

        similar committee or with depositories designated

        thereby, to delegate power thereto, and to pay or

        agree to pay part of the expenses and compensation

        of any such committee and any assessments levied

        with respect to property so deposited.



    (f) To hold any securities or other property in the

        name of the Trustee or its nominee, or in such form

        as appropriate, with or without disclosing the

        trust relationship and to hold any securities in

        bearer form.



    (g) To engage in the lending of securities to banks,

        broker-dealers and other borrowers pursuant to any

        applicable regulatory authority and in accordance

        with a written agreement entered into with the

        Company containing any guidelines and directions

        provided by the Company, and to receive and invest

        collateral provided by the borrower.



    (h) To deposit securities with a clearing corporation

        as defined in Article 8 of the Massachusetts

        Uniform Commercial Code and to deposit or pledge

        securities or other property with any broker-dealer

        or other person (including the Trustee).  The

        certificates representing securities, including

        those in bearer form, may be held in bulk form

        with, and may be merged into, certificates of the

        same class of the same issuer which constitute

        assets of other accounts or owners, without

        certification as to the ownership attached.

        Utilization of a book-entry system may be made for

        the transfer or pledge of securities held by the

        Trustee or by a clearing corporation.  The Trustee

        shall at all times, however, maintain a separate

        and distinct record of the securities owned by the

        Trust Fund.



    (i) To participate in and use the Federal Book-entry

        Account System, a service provided by the Federal

        Reserve Bank for its member banks for deposit of

        Treasury securities.



    (j) To purchase, sell, hold and generally deal in any

        manner in and with interest rate, stock index,

        commodity, currency or other futures contracts and

        to close any open futures contracts positions prior

        to or in the contract's delivery month.



    (k) To grant, purchase, sell, exercise, permit to

        exercise, permit to be held in escrow and otherwise

        to acquire, dispose of, hold and generally deal in

        any manner with or in all forms of options,

        including index options and over-the-counter

        options, in any combination.



    (l) To enter into and engage in any form of swap

        transaction.



    (m) To purchase, sell and otherwise acquire, dispose

        of, hold and generally deal in any manner with or

        in domestic or international currency or currency

        contracts, including transactions entered into with

        the Trustee, its agents or sub-custodians.



    (n) To manage, administer, operate, lease for any

        number of years, develop, improve, repair, alter,

        demolish, mortgage, pledge, grant options or

        easements with respect to, or otherwise deal with

        real property or any interest therein.



    (o) To renew or extend or participate in the renewal or

        extension of any mortgage, upon such terms as may

        be deemed advisable and to agree to a reduction in

        the rate of interest on any mortgage or to any

        other modification or change in the terms of any

        mortgage or to any guarantee pertaining thereto in

        any manner and to any extent that may be deemed

        advisable for the protection of the Trust or the

        preservation of the value of the investment; to

        waive any default, whether in the performance of

        any covenant or condition of any mortgage or in the

        performance of any guarantee, or to enforce any

        such default in such manner and to such extent as

        may be deemed advisable; to exercise and enforce

        any and all rights of foreclosure, to bid on

        property in foreclosure, to take a deed in lieu of

        foreclosure with or without paying a consideration

        therefor and in connection therewith to release the

        obligation on the bond secured by such mortgage,

        and to exercise and enforce in any action, suit or

        proceeding at law or in equity any rights or

        remedies with respect to any such mortgage or

        guarantee.



    (p) To invest all or any portion of the assets of the

        Trust Fund in any collective, combined, common or

        group investment trust or fund, including any such

        trust or fund maintained by the Trustee.



    (q) Subject to such directions as the Company provides

        (which may be either standing directions in the

        form of a written agreement with the Trustee or a

        separate letter of direction) to retain or invest

        any reasonable portion of the Trust Fund (including

        cash balances held from time to time as part of an

        Investment Manager  or Company Investment Account

        as described in Sections 3 and 4) in cash or cash

        equivalents (pending other investment, reinvestment

        or payment of expenses or benefits), including, but

        not limited to, savings accounts, certificates of

        deposit, repurchase agreements  (including savings

        accounts, certificates of deposit and repurchase

        agreements with the Trustee in its banking capacity

        or its affiliates, so long as such investments bear

        a reasonable rate of interest), United States

        Treasury bills, commercial paper and similar types

        of securities and any collective trust or mutual

        fund maintained by the Trustee for the management

        of cash or cash equivalents; and to sell any such

        cash equivalent instruments.



    (r) To borrow money to cover any overdraft; to borrow

        or lend money or otherwise extend credit from time

        to time, with or without security, from or to any

        legally permissible source in the best interest of

        the Trust Fund; to mortgage, encumber or pledge any

        part of the Trust Fund to secure repayment of any

        indebtedness resulting from such borrowing; to

        provide guarantees with respect to the extension of

        credit or other benefits by any entity; to assume

        liens on property acquired by the Trust and to

        acquire property subject to liens.



    (s) To convert any monies into any currency through

        foreign exchange transactions (which may be

        effected with the Trustee or an affiliate of the

        Trustee).



    (t) To form corporations and limited liability

        companies and to create partnerships or trusts to

        acquire, dispose of or hold title to any securities

        or other property of the Trust.



    (u) To settle, compromise, contest, submit to

        arbitration or abandon any claims, debts, damages

        or demands by or against the Trust Fund; to

        commence, maintain or defend suits or legal

        proceedings and to represent the Trust in all suits

        or legal proceedings; provided that the Trustee

        shall not settle, compromise or abandon any such

        matter without the Company's written consent.



    (v) To retain any funds or property subject to any

        dispute without liability for payment of interest

        to any third party, and to withhold payment or

        delivery thereof until final adjudication of the

        dispute by a court of competent jurisdiction.



    (w) To make payments from the Trust Fund in accordance

        with subsection 5.3 and to pay out of or withhold

        from any benefit distributable from the Trust Fund

        any estate, inheritance, income or other tax,

        charge or assessment attributable thereto, subject

        to the provisions of subsection 6.1 and to require

        such release or  other documents from any lawful

        taxing authority and such indemnity from the

        intended payee as may be necessary for the

        protection of the Trust, the Company, the

        Subsidiaries or the Trustee.



    (x) To employ agents, experts, custodians (including

        but not limited to affiliates of the Trustee), sub-

        custodians and counsel (which may be counsel to the

        Company) and to delegate discretionary powers to,

        and reasonably rely upon information and advice

        furnished by, such agents, experts, custodians, sub-

        custodians and counsel.



    (y) To appoint trustees, sub-trustees, custodians or

        sub-custodians to hold title to property of the

        Trust in those jurisdictions in which the Trustee

        is not authorized to do business or as may

        otherwise be reasonable and necessary to carry out

        the purposes of the Trust and, subject to the

        provisions of this Trust, to define the scope of

        the responsibilities of each such trustee, sub-

        trustee, custodian and sub-custodian.



    (z) To grant powers of attorney to such individuals or

        organizations as may be necessary or appropriate.



     (aa)    To perform any and all other acts in its

        judgment necessary or appropriate for the proper

        and advantageous management, investment, and

        distribution of the Trust Fund or to carry out any

        of the foregoing powers and the purposes of the

        Trust.



        The Trustee shall transmit promptly to the Company

        or an Investment Manager , as the case may be, all

        notices of conversion, redemption, tender,

        exchange, subscription, class action, claim in

        insolvency proceedings or other rights or powers

        relating to any of the securities in a Company

        Investment Account or an Investment Manager Account

        managed by the Company or such Investment Manager ,

        which notices are received by the Trustee from its

        agents or custodians, from issuers of the

        securities in question and from the party (or its

        agents) extending such rights. On a monthly basis

        (or at such other periodic intervals as the Company

        and the Trustee may agree upon), the Trustee shall

        transmit to the Company a summary of information

        regarding all class actions or claim in insolvency

        proceedings received by the Trustee in the

        preceding month (or other agreed-upon period),

        regardless of whether the Company or an Investment

        Manager is responsible for the securities in the

        Company Investment Account or Investment Manager

        Account to which such actions or proceedings

        relate.  The Company may from time to time direct

        the Trustee to cease transmitting such reports if

        the Company determines they are not necessary at

        that time.  The Trustee shall have no obligation to

        determine the existence of any conversion,

        redemption, tender, exchange, subscription, class

        action, claim in insolvency proceedings or other

        right or power relating to any of the securities in

        the Trust Fund of which notice was given prior to

        the purchase of such securities by the Trust Fund,

        and shall have no obligation to exercise any such

        right or power unless the Trustee is informed of

        the existence of the right or power.



        The Trustee shall not be liable for any untimely

        exercise or assertion of such rights or powers

        described in the paragraph immediately above in

        connection with securities held in a Company

        Investment Account or an Investment Manager Account

        managed by the Company or an Investment Manager

        unless (i) the Trustee or its agents or custodians

        are in actual possession of such securities and

        (ii) the Trustee receives directions to exercise

        any such rights or powers from the Company or the

        Investment Manager , as the case may be, and both

        (i) and (ii) occur at least three business  days

        prior to the date on which such rights or powers

        are to be exercised; provided, however, that the

        Trustee shall not be relieved from liability under

        this paragraph for the untimely assertion of such

        rights or powers due to failure to timely receive

        direction with respect to any securities held in a

        Investment Manager Account for which the Trustee

        has been named the Investment Manager .



     2.6  Administrative Powers.  Notwithstanding the

appointment of an Investment Manager , the Trustee shall

have the following powers and authority to be exercised in

its sole discretion, with respect to the Trust Fund:



    (a) To employ suitable agents, experts, custodians, sub-

        custodians and counsel.



    (b) To appoint ancillary trustees, sub-trustees,

        custodians or sub-custodians to hold any portion of

        the assets of the Trust.



    (c) To register any securities held by the Trustee

        hereunder in its own name or in the name of a

        nominee with or without the addition of words

        indicating that such securities are held in a

        fiduciary capacity and to hold any securities in

        bearer form and to deposit any securities or other

        property in a depository or clearing corporation.



    (d) To make, execute and deliver, as Trustee, any and

        all deeds, leases, mortgages, conveyances, waivers,

        releases or other instruments in writing necessary

        or desirable for the accomplishment of any of the

        foregoing powers.



    (e) Generally to do all ministerial acts, whether or

        not expressly authorized, which the Trustee may

        deem necessary or desirable in carrying out its

        duties under this Trust Agreement.



     2.7  Proxies.  On behalf of itself and the

Subsidiaries, the Company may, from time to time, direct the

Trustee with respect to the handling and voting of proxies

for all or any portion of the securities held in the Trust

Fund, in which case the Trustee shall vote such proxies

solely in accordance with the directions of the Company,

notwithstanding the provisions of subsections 2.5(e) and

3.1.



Section 3.  Appointment of Investment Managers

     3.1  Investment Managers.  Notwithstanding anything in

this Trust to the contrary, the Company (or any organization or individual to whom the Company has delegated such

authority)  shall have the right from time to time to

appoint or remove an individual, partnership or corporation

(which may be a subsidiary of the Company or any other

Subsidiary) as Investment Manager each of whom shall have

the power to manage and to direct the Trustee with respect

to the acquisition and disposal of assets constituting all

or a portion of the Trust Fund, to be known as an

"Investment Manager  Account".  Written notice of any such

appointment and/or removal shall be given to the Trustee and the Investment Manager so appointed or removed.  As long as

an Investment Manager  is acting, such Investment Manager

shall direct the Trustee to invest and the Trustee shall

invest the applicable Investment Manager  Account (subject

to the provisions of subsection 2.5(q)) in any property in

which the Trustee could invest under this Trust.  Subject to the provisions of the investment management agreement and

subsection 2.5(q)), the Investment Manager  of any

Investment Manager  Account shall have all of the investment powers and duties granted to or imposed on the  Trustee

under the provisions of subsection 2.5.  Subject to the

provisions of subsection 2.7, the Investment Manager  shall

have full authority and the responsibility to direct the

Trustee with respect to the acquisition, retention,

management, and disposition of all of the assets from time

to time comprising the Investment Manager  Account being

managed by such Investment Manager  and the voting of

proxies thereon, and the Trustee shall have no duty or

obligation to review the assets from time to time comprising such Investment Manager  Account, to make recommendations

with respect to the investment, reinvestment, or retention

thereof, nor with respect to the voting of proxies thereon,

except as would otherwise be required to meet the Trustee's

obligations under the Trust, or any applicable law.  At the

request of the Trustee, an Investment Manager  shall certify the value of any securities or other property held in the

Investment Manager  Account managed by the Investment

Manager  and the Trustee shall be entitled to incorporate

such information in its reports.  The Trustee shall inform

the Company if the Trustee uses an Investment Manager 's

valuation for a particular security or other property.



     3.2  Investment Manager Account Cash.  Pending receipt

of directions from the Investment Manager , cash received by the Trustee from time to time for any Investment Manager

Account shall be fully invested in accordance with Company

directions which may be either standing directions in the

form of a written agreement with the Trustee or a separate

letter of direction.



     3.3  Directions.  Any direction given to the Trustee by

an Investment Manager with respect to an Investment Manager

Account shall either (1) be made in writing or via facsimile or other electronic communications as shall be agreed upon

by the Investment Manager  and the Trustee or (2) if oral,

shall be confirmed in writing or via facsimile or other

electronic communications as shall be agreed upon by the

Investment Manager  and the Trustee within a reasonable

period.  The Trustee may issue to an Investment Manager

security codes or passwords in order that the Trustee may

verify that certain transmissions of information, including

directions or instructions have been originated by the

Investment Manager .  To the extent that directions or

instructions using such security codes or passwords

constitute proper directions, Trustee liability associated

with such directions shall be governed by Section 7 of this

Trust.  Except as otherwise provided in this Trust, the

Investment Manager  of an Investment Manager  Account shall

have the power and authority, to be exercised in its sole

discretion at any time and from time to time, to issue

orders for the purchase or sale of securities directly to a

broker.  Written notification of the issuance of each such

order shall be given promptly to the Trustee by the

Investment Manager  and the confirmation of each such order

shall be confirmed to the Trustee by the broker.  Unless

otherwise directed by the Investment Manager , such

notification shall be authority for the Trustee to pay for

securities purchased or to deliver securities sold as the

case may be.  Upon the direction of the Investment Manager ,

the Trustee will execute and deliver appropriate trading

authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustee

under this Trust Agreement.



     3.4  Notice.  The Trustee may assume that any

Investment Manager  Account previously established and the

appointment of any Investment Manager  for that account

continues in force until receipt of written notice to the

contrary from the Company,  In addition, except as otherwise provided in Section 3.2, the Trustee shall have no

responsibility to invest or manage any asset held in an

Investment Manger Account (unless the Trustee has itself

been appointed Investment Manager  for such account as

described below) until the Trustee is (1) notified by the

Company in writing of the termination of the Investment

Manager 's authority over the assets of such account and (2)

directed in writing to terminate the Investment Manager

Account and to transfer the assets of such account to the

Trustee's management as part of the Trust Fund pursuant to a separate, written agreement.  In the event that the Trustee

enters into such an agreement, it shall have the powers and

duties of an Investment Manager  with regard to such

account, in addition to its powers and duties as Trustee.





Section 4.  Establishment of Company Investment Account

     4.1  Company Investment Accounts.  The Company may, by

writing filed with the Trustee, assume investment

responsibility over any portion of the Trust Fund designated by it  as a "Company Investment Account". In addition,

during any time when there is no Investment Manager

(including the Trustee if appointed as an Investment Manager

) appointed with respect to all or part of the Trust Fund,

the Company shall direct the investment and reinvestment of

all or such portion of the Trust Fund.  With respect to

assets of Company Investment Accounts over which the Company has assumed investment responsibility, the Company shall

direct the Trustee to invest and the Trustee, shall invest

the applicable Company Investment Account (subject to

subsection 2.5(q)) in any property in which the Trustee

could invest under this Trust.  With respect to any Company

Investment Account for which the Company has assumed

investment responsibility, the Company shall have all of the investment powers and duties granted to or imposed on the

Trustee under the provisions of subsection 2.5.  The Company shall have full authority and the responsibility to direct

the Trustee with respect to the acquisition, retention,

management, and disposition of all of the assets from time

to time comprising the Company Investment Account being

managed by the Company and the voting of proxies thereon,

and the Trustee shall have no duty or obligation to review

the assets from time to time comprising such Company

Investment Account, to make recommendations with respect to

the investment, reinvestment or retention thereof nor with

respect to the voting of proxies thereon, except as would

otherwise be required to meet the Trustee's obligations

under the Trust or any applicable law.  The Company shall

have the powers and duties with regard to the manner of

giving direction to the Trustee which an Investment Manager

would have under subsection 3.3 and the Trustee shall be

protected to the same extent as if those directions came

from an Investment Manager.



Section 5,  Accounting and Distribution of Trust Assets

     5.1  Common Fund.  Subject to the following

provisions of this subsection 5.1 and the provisions of

subsection 8.2, the Trustee shall not be required to make

any separate investment of the Trust Fund for the account of the Plan as applied to the Company or any Subsidiary and may administer and invest all contributions made to the Trustee

as one Trust Fund.  The Trustee shall establish and maintain records which reflect the portion of the Trust Fund

attributable to the Company and each of the Subsidiaries.

Such records shall be adjusted, as of the last day of each

calendar year and at such other times as the Company shall

direct, to reflect changes in the Trust Fund and in the

Company's and each Subsidiary's portion of the Trust Fund.

The Trustee shall establish, maintain and adjust such

records based upon information provided by the Company on

behalf of itself and the Subsidiaries; or, if the Company

fails to provide such information, the Trustee shall

establish, maintain and adjust such records based upon the

information otherwise reasonably available to the Trustee

and subject to the Company's review and confirmation of such information.  The Trustee shall not be required to  make any separate investment of the Trust Fund for the account of any creditor of the Company or any Subsidiary prior to receipt

of directions to make payments to such creditor in

accordance with subsection 8.2.



     5.2  Trustee Records and Accounts. The Trustee

shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other

transactions hereunder; and all accounts, books and records

relating hereto shall be open at all reasonable times to

inspection and audit by such person or persons as the

Company may designate. The Trustee shall submit to the

auditors for the Company or to anyone the Company

designates, such valuations, reports or other information as they may reasonably require.  The Trustee and the Company

acknowledge that cooperation with such audits could exceed

the scope of the usual Trustee services, in which case the

Trustee shall be entitled to reasonable compensation and

reimbursement of its reasonable expenses incurred in

connection with such audits, as agreed to by the Company and the Trustee at that time.



The Trustee shall establish and maintain for operational and accounting purposes such other accounts or records as the

Company and the Trustee may from time to time agree upon .



Within ninety (90) days following the close of each calendar year (or following the close of such other period as may be

agreed upon by the Trustee and the Company) and as often as

may reasonably be requested by the Company and agreed to by

the Trustee, the Trustee shall file with the Company a

written account pursuant to guidelines provided by the

Company and agreed to by the Trustee setting forth a

description of all securities and other property purchased

and sold, and all receipts, disbursements and other

transactions effected by it upon its own authority or

pursuant to the directions of any Investment Manager  or the

Company during such annual or shorter period, and showing

the securities and other properties held at the end of such

period, and their current value.  Such securities and other

property shall be valued at their market values, or if none,

at their fair values as determined in good faith and

pursuant to procedures established by the Trustee.  Market

values or fair values may be taken by the Trustee as of such times as the Trustee determines to be appropriate, and from

such financial publications, pricing services, or other

services or sources, including an Investment Manager , as

the Trustee reasonably believes appropriate.



The Company may approve such accounting by written notice of approval delivered to the Trustee or by failure to express

objection to such accounting in writing delivered to the

Trustee within twelve months from the date upon which the

accounting was delivered to the Company.



Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which

objection may be filed without written objections having

been delivered to the Trustee, such accounting shall be

deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in

such account.



     5.3  Benefit Payments.   Subject to the provisions

of subsection 8.2, the Trustee shall make payments from the

Trust Fund to persons or accounts, in such manner, at such

times and in such amounts as the Company's Director -

Compensation and Benefits or the Company's Manager - Senior

Management Benefit Planning and Compensation Administration

(or their duly authorized delegate) provides to the Trustee,

subject to the following:



    (a) If any payment directed to be made from the Trust

        Fund is not claimed, the Trustee shall notify the

        Company of that fact within a reasonable time

        period  and  shall dispose of unclaimed

        distributions and take such further action as

        directed by the Company.

    (b) Any payment under the Trust shall be made in cash

        unless the Trustee is otherwise directed by the

        Company.



     5.4  Change in Control.  For purposes of the

Trust, the term "Change in Control"  means a change in the

beneficial ownership of the Company's voting stock or a

change in the composition of the Company's Board of

Directors which occurs as follows:



    (a) any `person' (as such term is used in Sections

        13(d) and 14(d)(2) of the Securities Exchange Act

        of 1934) is or becomes a beneficial owner (as

        defined in Rule 13d-3 under the Securities Exchange

        Act of 1934), directly or indirectly, of stock of

        the Company representing 20% or more of the total

        voting power of the Company's then outstanding

        stock; provided, however, that this subparagraph

        (a) shall not apply to any tender offer made

        pursuant to an agreement with the Company approved

        by the Company's Board of Directors and entered

        into before the offeror has become a beneficial

        owner  of stock of the Company representing 5% or

        more of the combined voting power of the Company's

        then outstanding stock;



    (b) a tender offer is made for the stock of the

        Company, and the person making the offer owns or

        has accepted for payment stock of the Company

        representing 20% or more of the total voting power

        of the Company's then outstanding stock; provided,

        however, that this subparagraph (b) shall not apply

        to any tender offer made pursuant to an agreement

        with the Company approved by the Company's Board of

        Directors and entered into before the offeror has

        become a beneficial owner of stock of the Company

        representing 5% or more of the combined voting

        power of the Company's then outstanding stock ;

    (c) during any period of 24 consecutive months there

        shall cease to be a majority of the Board of

        Directors comprised as follows:  individuals who at

        the beginning of such period constitute the Board

        of Directors and any new Director(s) whose election

        by the Board of Directors or nomination for

        election by the Company's stockholders was approved

        by a vote of at least two-thirds (2/3) of the

        Directors then still in office who either were

        Directors at the beginning of the period or whose

        election or nomination for election was previously

        so approved; or



    (d) the stockholders of the Company approve a merger or

        consolidation of the Company with any other company

        other than:



        (i) a merger or consolidation which would result in

            the Company's voting stock outstanding

            immediately prior thereto continuing to

            represent (either by remaining outstanding or

            by being converted into voting stock of the

            surviving entity) more than 70% of the combined

            voting power of the Company's or such surviving

            entity's outstanding voting stock immediately

            after such merger or consolidation; or



       (ii) a merger or consolidation which would

            result in the directors of the Company who were

            directors immediately prior thereto continuing

            to constitute at least 50% of the directors of

            the surviving entity immediately after such

            merger or consolidation.



For purposes of subparagraph (d) above, the phrase

"surviving entity" shall mean only an entity in which all of the Company's stockholders who are stockholders immediately

before the merger or consolidation (other than stockholders

exercising dissenter rights) become stockholders by the

terms of the merger or consolidation, and the phrase

"directors of the Company who were directors immediately

prior thereto" shall  not include (A) any director of the

company who was designated by a person who has entered into

an agreement with the company to effect a transaction

described in subparagraph (a) or subparagraph (d)  above, or

(B) any director who was not a director at the beginning of

the 24-consecutive-month period preceding the date of such

merger or consolidation, unless his election by the Board of

Directors or nomination for election by the Company's

stockholders was approved by a vote of at least two-thirds

(2/3) of the directors who were directors before the

beginning of such period.  The Secretary of the Company

shall promptly notify the Trustee of the occurrence of a

Change in Control.



Section 6.  Trustee Compensation and Expenses

     6.1  Compensation and Expenses.  The Trustee is

authorized to pay from the Trust Fund such compensation and

all reasonable and proper expenses, and charges (including

fees of persons employed by the Trustee in accordance with

subsection 2.5 (x) and (y) and subsection 2.6 (a) and (b)

incurred in connection with the collection, administration,

management, investment, protection and distribution of the

Trust Fund as shall be agreed upon in writing by the Company and the Trustee and to the extent that they are not paid

directly by the Company or any Subsidiary.  In addition, the

Trustee is authorized to pay from the Trust Fund any tax or

assessment levied against the Trust Fund by any governmental authority. The Trustee shall notify the Company as soon as

reasonably practicable (but in any event no later than five

(5) business days) after the Trustee receives notice of such tax or assessment and shall provide the Company with such

information as the Trustee has received concerning such tax

or assessment.  The Company may direct that the Trustee

refrain from paying the tax or assessment for a period of up to 120 days (or, if longer, such period as may be available

until such tax or assessment is due and payable under

applicable law (the "Review Period")), during which time the

Trustee will provide all reasonable assistance to the

Company in determining the validity of such tax or

assessment and will cooperate in all reasonable efforts to

have the tax or assessment waived or mitigated if such tax

or assessment is considered not to be owed by the Trust.  At the end of such 120 days (or the Review Period), if the tax

or assessment remains outstanding, the Trustee may pay the

tax or assessment unless otherwise directed in writing by

the Company, upon the advice of counsel satisfactory to both the Company and the Trustee.  If the Trustee engages in the

lending of securities or the investment of cash or cash

equivalents pursuant to subsection 2.5 (g) or 2.5(q), the

Trustee's compensation shall include any additional

compensation agreed to in writing by the Company and the

Trustee with respect to such activities.  In addition, the

Trustee is authorized to pay from the Trust Fund all

reasonable Investment Manager  or investment advisor fees,

legal fees, actuarial fees, accounting fees, and other

reasonable administrative expenses of the Trust including

Trust administration expenses incurred by the Company or any other Subsidiary at the direction of the Company, to the

extent that they are not paid directly by the Company or any

Subsidiary.  To the extent that the foregoing expenses are

paid directly by the Company or any Subsidiary, the Trustee

shall reimburse the Company or such Subsidiary from the

Trust Fund to the extent directed by the Company.



Section 7.  Indemnification of Trustee

     7.1  Indemnification of Trustee.  To the extent not

prohibited by applicable law, the Company agrees to

indemnify the Trustee and hold it harmless, from any and all liability or expense (including any reasonable legal fees

and reasonable expenses incurred by the Trustee in its

defense if the Company fails to provide such defense), which the Trustee may sustain by (a) following any proper

direction of an Investment Manager, the Company, the

Company's Director - Compensation and Benefits or the

Company's Manager - Senior Management Benefit Planning and

Compensation Administration (or any of the Company's or such

Director's or Manager's duly authorized delegates) made in

accordance with this Trust or (b) any failure to act in the

absence of proper directions from an Investment Manager, the

Company, the Company's Director - Compensation and Benefits

or the Company's Manager - Senior Management Benefit

Planning and Compensation Administration (or any of the

Company's or such Director's or Manager's duly authorized

delegates), provided that the Trustee's action or failure to act is otherwise consistent with its fiduciary obligations

under any applicable law and the Trust, and provided

further, that the Trustee shall not be indemnified if such

liability or expense results from the Trustee's negligence

or if the Trustee knowingly participates in, or knowingly

undertakes to conceal an act or omission of such Investment

Manager, the Committee, or such Director or Manager (or any

duly authorized delegate of the Company, such Director or

Manager), knowing such act or omission to be a breach.

Anything in this Trust to the contrary notwithstanding, the

preceding sentence shall not apply to the extent the Trustee is acting as an Investment Manager  with respect to all or

any portion of the Trust Fund.  This Section shall survive

the termination of the Trust or the resignation or removal

of the Trustee with respect to liability or expense arising

from events which occurred before the transfer of assets to

a successor Trustee.



Section 8.  Trust Fund Assets

     8.1       Reversion to Company.  Subject to the

provisions of subsection 8.2,  no part of the corpus or

income of the Trust Fund shall revert to the Company or any

Subsidiary or be used for, or diverted to, purposes other

than the exclusive benefit of Participants; provided,

however, that if any funds attributable to contributions of

the Company or any Subsidiary (or earnings thereon) remain

after the satisfaction of all liabilities of the Trust with

respect to all Participants who were previously employed by,

or are entitled to benefits by reason of being a survivor or beneficiary of an employee of, the Company or such

Subsidiary such amounts shall be returned to the Company or

such Subsidiary.



     8.2       Claims of Creditors.     Notwithstanding any

provision of this Trust, any property held in the Trust Fund shall be treated as an asset of the Company and the

Subsidiaries and shall be subject to the claims of the

general creditors of the Company and each Subsidiary to the

extent of their respective interests under the Trust if such claims are not satisfied by payment from the other general

assets of the Company or the Subsidiary, as the case may be,

because of the Company's or Subsidiary's Insolvency (as

described below).  The  Chairman of the Board of Directors

and the Chief Executive Officer of the Company on behalf of

the Company and/or any Subsidiary shall have a duty to

notify the Trustee, in writing, of the Insolvency of the

Company or such Subsidiary.  In addition, if a person

claiming to be creditor of the Company or a Subsidiary

alleges in writing to the Trustee that the Company or such

Subsidiary has become Insolvent, the Trustee shall determine whether the Company or such Subsidiary is Insolvent and,

pending such determination, the Trustee shall discontinue

payment of benefits to Plan Participants or their

beneficiaries.



Unless the Trustee has actual knowledge of the Company's or

a Subsidiary's Insolvency, or has received notice from the

Company or a person claiming to be a creditor alleging that

the Company or a Subsidiary is Insolvent, the Trustee shall

have no duty to inquire whether the Company is Insolvent.

The Trustee may in all events rely on such evidence

concerning the Company's or a Subsidiary's solvency as may

be furnished to the Trustee and that provides the Trustee

with a reasonable basis for making a determination

concerning the Company's or a Subsidiary's solvency.



If at any time the Trustee has determined that the Company

or a Subsidiary is Insolvent, the Trustee shall discontinue

payments to Plan Participants or their beneficiaries and

shall hold the assets of the Trust for the benefit of the

Company's or such Subsidiary's general creditors.  Nothing

in this Trust shall in any way diminish any rights of Plan

Participants or their beneficiaries to pursue their rights

as general creditors of the Company or a Subsidiary with

respect to benefits due under the Plan or otherwise.



The Trustee shall resume the payment of benefits to Plan

Participants or their beneficiaries only after the Trustee

has determined that the Company or such Subsidiary is not

Insolvent (or is no longer Insolvent).



Provided that there are sufficient assets, if the Trustee

discontinues the payment of benefits from the Trust pursuant to this subsection 8.2 and subsequently resumes such

payments, the first payment following such discontinuance

shall include the aggregate amount of all payments due to

Plan Participants or their beneficiaries under the terms of

the Plan for the period of such discontinuance, less the

aggregate amount of any payments made to the Plan

Participants or their beneficiaries by the Company or a

Subsidiary in lieu of the payments provided for hereunder

during any such period of discontinuance.



The Company or any Subsidiary shall be considered as

"Insolvent" (or in a condition of "Insolvency") for purposes of this Trust if it is (i) unable to pay its debts generally as they become due or (ii) engaged as a debtor in a

proceeding under the Bankruptcy Code (11 U.S.C.  101 et

seq.).



     8.3       Claims of Participants.       Neither the

Participants nor the Plan shall have any preferred claim on,

or any beneficial ownership in, any assets of the Trust, or

be entitled to any payment from the Trust, except to the

extent that payment is due and unpaid, and all rights of a

Participant created under the Plan and this Trust shall

constitute unsecured contractual rights of the Participant.

It is intended that neither the Plan nor the  Trust be

subject to the provisions of part 4 of title I of the

Employee Retirement Income Security Act of 1974, as amended,

("ERISA") and neither the Participants nor the Plan shall

have any right to require the Company or any Subsidiary to

make any contribution to the Trust.  To the extent the

assets of the Trust are insufficient to pay all benefits of

a Participant when due, the Company and the Subsidiaries

shall continue to be liable to the Participant for such

benefit payments in accordance with the terms of the Plan.



Section 9.     Adoption by Subsidiaries

     9.1  Adoption by and Definition of Subsidiaries.  Any

Subsidiary may join in this Trust by obtaining the written

consent of the Company and providing notice to the Trustee.

The term "Subsidiary" means (i) any corporation of which the

Company owns at least 50% of the combined voting power of

all classes of stock entitled to vote and which previously

adopted or hereafter adopts the Plan and (ii) any affiliate,

which means any corporation (other than a subsidiary

described in (i) above ) which would be a member of a

controlled group of corporations with the Company under

Section 1563(a) of the Code which previously adopted or

hereafter adopts the Plan.



Section 10.    Tax Matters

     10.1      Nature of Trust.  This Trust is intended to

constitute a grantor trust, as described in section 671 of

the Code.  The Company and the Subsidiaries agree that all

income of the Trust is attributable to them as owners of the

Trust assets for income tax purposes and will be income to

the Company and the Subsidiaries.  The Company and the

Subsidiaries shall pay the Federal, state or local taxes on

such Trust income or shall direct the Trustee to pay such

taxes from Trust income based upon the information provided

to the Company by the Trustee concerning such income in

accordance with subsection 5.2.



     10.2      Federal and State Reporting Requirements.

The Trustee shall withhold Federal, state and local taxes

which are assessable on amounts paid to or on account of the

Participants based upon direction provided to the Trustee by the Company, or such larger amounts as may be requested by

the Participant, and shall transmit the amount withheld

either (i) to the Company which shall deposit and report

such amounts to the applicable taxing authority or (ii) to

the applicable taxing authority at the direction of the

Company.  The Company and the Trustee shall furnish to the

Participants all withholding and benefit payment information with respect to amounts transmitted by them to the

applicable taxing authorities as soon as practicable after

the end of each calendar year.



     10.3      Tax Matters.  If the Internal Revenue Service

determines that a Participant is subject to Federal income

taxation on any amounts held in the Trust for his benefit in a calendar year prior to the calendar year in which he would otherwise receive such benefits in accordance with the terms of his benefit statement, the Trustee shall distribute the

amount of the benefits determined to be taxable to the

Participant as soon as practicable.



Section 11.    Change of Trustee

     11.1      Resignation.  The Trustee may resign at any

time by giving one hundred twenty (120) days' advance

written notice to the Company and the Participants, provided that if the Trustee is resigning because it will no longer

be providing trustee services to plans such as the Plan, the

Trustee must give one hundred eighty (180) days advance

written notice of such resignation to the Company and the

Participants.  Prior to the effective date of any such

resignation, the Company shall appoint a successor Trustee

which is a corporation with not less than $1 billion in

trust assets.



     11.2      Removal of Trustee.

     (a)  Except as provided in subparagraph (b) of this

          subsection 11.2 below, the Company by action of

          the Company's Senior Vice President - Human

          Resources or his duly authorized delegate may

          remove any Trustee by giving thirty (30) days'

          advance written notice to the Trustee, subject to

          providing the removed Trustee with satisfactory

          written evidence of the appointment of a successor

          Trustee with not less than $1 billion in trust

          assets and of the successor Trustee's acceptance

          of the trusteeship;



     (b)  Anything in this Trust to the contrary

          notwithstanding, in the event of a Change in

          Control as defined in subsection 5.4, the Company,

          by action of its Board of Directors or of a person

          or persons designated by its Board of Directors,

          may remove any Trustee only with the consent of

          all of the Participants, by giving thirty (30)

          days' advance written notice to the Trustee,

          subject to providing the removed Trustee with

          satisfactory written evidence of the appointment

          of a successor Trustee with not less than $1

          billion in trust assets and of the successor

          Trustee's acceptance of the trusteeship.



     11.3      Duties of Resigning or Removed Trustee and of

Successor Trustee. Each successor Trustee shall succeed to

the title to the Trust Fund vested in its predecessor,

without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in

any successor Trustee.  In the event of the resignation or

removal of the Trustee, the Trustee shall assign, transfer

and pay over to the duly appointed successor Trustee the

assets then constituting the Trust Fund, and only thereafter shall the resigning or removed Trustee be relieved of its

duties and responsibilities as Trustee hereunder.  Within

ninety (90) days following the effective date of such

resignation or removal, the resigned or removed Trustee

shall furnish to the Company and the successor Trustee an

account of its administration of the Trust from the date of

its last account in accordance with the procedures described in subsection 5.2; provided, that if at such time current

valuation information is not available for any individual or group of securities or other property, the Trustee shall use such values for this accounting as may then be available

and, as soon as reasonably practicable after such current

valuation information for such accounting period becomes

available, shall provide the current values for that period

to the Company and the successor Trustee.  The Company and

the successor Trustee may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within twelve months from the date upon which

the account was delivered to the Company and the successor

Trustee.  Upon the receipt of a written approval of the

account, or upon the passage of the period of time within

which objection may be filed without written objections

having been delivered to the Trustee, such accounting shall

be deemed to be approved, and the Trustee shall be relieved

and discharged as to all items, matters and things set forth in such account.  Each successor Trustee shall have all the

powers, conferred by this Trust as if originally named

Trustee.  Except as otherwise provided under applicable law,

neither the Trustee hereunder nor any successor Trustee

shall be personally liable for any act or failure to act of

a predecessor Trustee.



     11.4  Additional Trustees.  The Company shall have

authority at any time and for any purpose, to designate

additional trustees and to define the scope of authority for each.  Each additional trustee appointed under this Trust

shall signify its acceptance of trusteeship by an instrument executed and acknowledged by it and delivered to the

Company.  If there are two or more trustees acting

hereunder, the Company may at any time direct that all or

any portion of the Trust Fund and the accounts, books and

records relating thereto shall be transferred from one

trustee to another.  Each trustee shall individually hold,

administer, invest and keep invested the portion of the

Trust Fund held by it from time to time upon the terms,

conditions, and limitations set forth in this Trust, as

though the Company had entered into a separate trust

agreement with each trustee having the same terms and

conditions as this Trust, and each trustee shall be subject

to the same duties and responsibilities and shall have the

same powers and rights with respect to the portion of the

Trust Fund held by it as a single trustee would have with

respect to the entire Trust and each trustee shall have no

duties or responsibilities and shall have no powers or

rights with respect to that portion of the Trust Fund not

held by it but held by another trustee, except as otherwise

provided under the Code or other applicable law.  As used in this Trust, the term "Trustee" shall mean any one or more

duly appointed trustees with respect to that portion of the

Trust Fund held from time to time by each such trustee.



Section 12.    Amendment, Irrevocability and Termination

     12.1      Amendment and Irrevocability .  This Trust is

irrevocable .  The Company may amend this Trust from time,

to time provided, that no amendment shall materially change

the rights, duties and responsibilities of the Trustee

without its consent; and provided, further, that no

amendment shall:



     (a)permit any assets of the Trust Fund to be used for

        any purpose other than the payment of Plan benefits

        to Participants except as provided in Section 8;



     (b)reduce or impair the right of any Participant to

        receive any amount to which he may become entitled

        under this Trust; or



     (c)materially modify the terms of this Section 12.



Subject to the foregoing provisions of this subsection 12.1,

the Company's Senior Vice President - Human Resources, or

such other officer of the Company as may from time to time

be primarily responsible for human resources matters, may,

with the concurrence of the Company's Executive Vice

President and General Counsel, or such other officer of the

Company as may from time to time be primarily responsible

for legal matters, make minor or administrative amendments

to the Trust.



     12.2      Termination.  This Trust shall continue in

effect until such time as all of the assets of the Trust

Fund have been distributed to the Participants or all

liabilities with respect to the Participants under the Plan

have been satisfied.  Upon termination of the Trust all of

the provisions of the Trust as evidenced by this agreement

nevertheless shall continue in effect until the Trust Fund

has been distributed by the Trustee.



Section 13.    Miscellaneous

     13.1  Disagreement as to Acts. If there is a

disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall

have the right to have its account settled by a court of

competent jurisdiction.



     13.2  Persons Dealing With Trustee. No person dealing

with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or

to determine whether or not the Trustee is acting pursuant

to any authority granted to it under this Trust.



     13.3      Evidence. Evidence required of anyone under

this Trust may be by certificate, affidavit, document or

other instrument which the person acting in reliance thereon reasonably considers pertinent and reliable, and signed,

made or represented by the proper party.



     13.4      Waiver of Notice. Any notice required under

this Trust may be waived by the person entitled thereto.



     13.5      Counterparts. This Trust may be executed in

any number of counterparts, each of which shall be deemed an original and no other counterpart need be produced.



     13.6      Governing Laws. This Trust shall be construed

and administered according to the laws of the Commonwealth

of Massachusetts to the extent that such laws are not

preempted by the laws of the United States of America;

provided that in the event that an action is brought by the

Trustee on behalf of the Trust, the Company shall have the

right to determine that such action shall be brought in an

appropriate state or federal forum in the State of Illinois

or elsewhere as the Company shall deem appropriate, and the

Trustee shall follow any direction of the Company to that

effect; and provided further, that in the event an action is brought by the Company against the Trustee, the Company

shall have the right to determine that such action shall be

brought in an appropriate state or federal forum either in

the Commonwealth of Massachusetts or in the State of

Illinois, subject to any right of the Trustee to remove such action from state court to an appropriate federal court in

that state.



     13.7      Successors, Etc. The provisions of this Trust

Agreement shall be binding on the Company, the Subsidiaries

and Trustee and their successors and on all persons entitled to benefits under the  Plan and their respective heirs and

legal representatives.  Neither the Company nor any

Subsidiary shall merge or consolidate with any other

corporation or liquidate or dissolve without making suitable arrangements for the fulfillment of all of its obligations

under this Trust and the Plan.



     13.8 Service of Legal Process. If the Trustee receives

service of summons, subpoena or other legal process of any

court with respect to any action relating to the  Plan or

this Trust, it shall promptly inform the Company of such

service and, at the request of the Company, shall provide it with a copy of the document served.



     13.9      Severability.  In case any provision of this

Trust is held invalid or illegal for any reason, such

invalidity or illegality shall not affect the remaining

provisions of this Trust and this Trust shall be construed

and enforced as if such invalid or illegal provision had

never been incorporated in this Trust.



     13.10     Gender and Numbers.  Where the context

admits, words in the masculine gender shall include the

feminine, the singular shall include the plural, and the

plural shall include the singular.



     13.11     Headings. The headings of Sections of this

Trust are for convenience of reference only and shall have

no substantive effect on the provisions of this Trust.



     13.12  Action by Company and Subsidiaries.  Except as

otherwise provided in this Trust, any action required or

permitted to be taken by the Company or any Subsidiary under the provisions of this Trust shall be by resolution of its

Board of Directors, or by the person or persons authorized

by resolution of its Board of Directors or if the Company or

Subsidiary has no Board of Directors and is managed by its

shareholder or shareholders, then by such shareholder or

shareholders.



     13.13     Nonalienation of Benefits.  The interests

under this Trust of Participants and any other persons

entitled to benefits under the Plan are not subject to the

claims of their creditors and may not be voluntarily or

involuntarily assigned, alienated or encumbered.



     IN WITNESS WHEREOF, the Company and the Trustee have

caused this Trust to be signed and their seals to be

hereunto affixed and attested by their duly authorized

representatives, as of the day and year first above written.

                              AMERITECH CORPORATION

                         By:  /s/ Walter M. Oliver
                              Title     Sr. V. P.- Human Resources
ATTEST:

/s/ Bruce B. Howat
Its Secretary
                              STATE STREET BANK AND TRUST
COMPANY


                         By:  /s/ David B. Hill
                              Title: Vice President
ATTEST:

/s/ M. Ceurau
Its Assistant Secretary